UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Varick Street
New York, New York 10014

 (Address of principal executive offices) (Zip Code)

(212) 645-1405

 (Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2008, Michael Bailey, Senior Vice President, Commercial Operations, gave notice that he will be resigning from ImClone Systems Incorporated (the “Company”) effective as of August 1, 2008.  Mr. Bailey is responsible for the Company’s Commercial Operations department, which includes the sales and marketing functions for the Company. The Company announced that Joseph DePinto, formerly Global Marketing Leader, Oncology Therapeutics at Johnson & Johnson Pharmaceutical Services Inc., joined the Company on July 14, 2008 as Vice President, Commercial Operations, and will be responsible for the Company’s Commercial Operations department effective as of August 1, 2008.

The text of the related press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of ImClone Systems Incorporated dated July 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
(Registrant)

	By:	/s/ Gregory T. Mayes
Dated: July 14, 2008		Gregory T. Mayes
Vice President and Interim General Counsel